Exhibit 99.3

Transocean Redomestication

Questions & Answers

October 9, 2008

1. What are the reasons for the Redomestication?

Our plan to change the place of incorporation of our group holding company from the Cayman Islands to Switzerland and relocate our principal executive offices to Switzerland (together, the “Redomestication”) offers several key benefits.

Switzerland is more centrally located than our current executive offices to our worldwide operations, in terms of both time zone overlap and travel time. We expect that relocating our executive team to a more central location will enable them to better coordinate and interact with our worldwide operations during their normal business hours. Thus, the relocation will allow us to better support and improve executive oversight of these operations.

A growing part of our business is located in international offshore areas such as West Africa, the North Sea, the Middle East, India and the Far East. We expect that a substantial portion of our future growth will continue to come from these areas. The Redomestication is intended to position our company to further benefit from these growth opportunities and allow our management to more effectively implement our global strategy and increase our focus on customer development in these areas by positioning our headquarters closer to these areas.

We believe that Switzerland offers a more stable long-term tax environment for Transocean. Switzerland has numerous tax treaties with many taxing jurisdictions throughout the world, while the Cayman Islands has no tax treaties. Switzerland has a developed and stable tax regime, while the Cayman Islands generally has no system of direct taxation. We believe that theRedomesticationto Switzerland, a country with an established network of tax treaties and stable tax regime, will lower our tax risks over the long-term. As such, we believe the Redomestication will improve our ability to maintain a competitive worldwide effective corporate tax rate.

It is important to the effective execution of our global strategy to be a multinational company. Currently, we have six different nationalities represented in our officer group and over 80 in our global workforce. Geneva is considered one of the most multinational cities in the world, being the location of the headquarters or key offices of the United Nations and many international nongovernmental organizations and companies. We believe that, over time, our relocation to Geneva will enhance our continued progress towards being a multinational company.

2. What will your Swiss operations look like?

Switzerland will be the jurisdiction of incorporation of our parent holding company and Swiss law will govern our holding company. The holding company will be registered and will maintain a physical presence in Zug with financial and regulatory professionals appropriate for a holding company. In addition, 14 of our executive officers, including our Chief Executive Officer, Bob Long and a small number of their staff will be relocated to Geneva, Switzerland. In total, we expect that we will have approximately 40 employees located in Switzerland.

3. How will the Redomestication affect your presence in the United States?

The United States is a core part of our business and Houston is the center of excellence in the offshore drilling industry. Our Houston office will continue to be our largest office and will continue to provide corporate, technical and support services to our worldwide operations, , including Accounting, Engineering and Technical Services, Human Resources Information Technology, Internal Audit, Investor Relations and Communications, Legal, Quality Health Safety and Environment, Supply Chain, Treasury and others.

4. Will the Redomestication increase your expenses?

Based on our current plans, we do not expect either the one time or ongoing incremental expenses related to the Redomestication to be material relative to our annual operating expenses.

5. Will this Redomestication impact your ability to recruit and retain talent?

We do not expect that our position as the leading offshore driller will be adversely affected by the company’s proposed Redomestication. We believe that Transocean will continue to be the most desirable company to work for in the industry; and for all but a very few employees, there will be no material impact on their day-to-day jobs. For those working and living in Switzerland, the country offers world class standards in all respects - business and lifestyle. Our employee base is highly international, with more than 80 nationalities represented. We believe Switzerland is an ideal location to set up headquarters from our employees’ perspective as well.

6. Will moving from a tax-neutral jurisdiction to a taxable jurisdiction affect Transocean’s financial results?

We believe the Redomestication should improve our ability to maintain a competitive worldwide effective corporate tax rate. Swiss taxation of holding companies is premised on a so-called “participation exemption,” which generally eliminates tax at the holding company level on income earned by operating subsidiaries, as well as dividends paid to the holding company by operating subsidiaries.

Switzerland enjoys relationships, via tax treaties and otherwise, with the United States, the European Union and a number of other countries where Transocean has major operations.

7. Do you expect the Redomestication to have an effect on where your shares are listed?

We intend to continue to list our shares on the New York Stock Exchange under the symbol “RIG”. We do not intend to have our shares traded in the form of American

Depositary Receipts, nor do we intend to list our shares on the SWX Swiss Exchange (“SWX”) or any other exchange.

Our ordinary shares are currently a component of the Standard & Poor’s 500 Index. S&P has considered Transocean and a number of other “offshore registered companies” to be domestic companies for purposes of inclusion in the S&P 500 Index. S&P may decide to remove Transocean’s shares as a component of the S&P 500, and we are uncertain as to when S&P will make its determination. S&P has removed the shares of another offshore registered company that recently redomesticated from the Cayman Islands to Switzerland..

8. Will there be Swiss withholding tax on future share repurchases?

Transocean expects to be able to repurchase its shares at a cost to Transocean that is not materially different from the cost it achieved using its prior methods of share repurchases.

Under present Swiss law, repurchases of shares for the purpose of capital reduction are treated as a partial liquidation and therefore subject to a 35% Swiss withholding tax on the difference between the repurchase price and the par value.

In most instances, Swiss companies listed on the SWX carry out share repurchase programs through a “second trading line” on the SWX. Swiss institutional investors will purchase shares from shareholders on the open market and then sell the shares on the second trading line back to the company. The Swiss institutional investors are generally able to receive a full refund of the withholding tax. Due, amongst other things, to the time between the sale to the company and the institutional investors’ receipt of the refund, the price companies pay to repurchase the shares has historically been slightly higher (but less than 1%) than the price of such companies’ shares in ordinary trading on the SWX first trading line.

While we do not expect to be able to use the SWX second trading line process to repurchase our shares because we do not intend to list our shares on the SWX, we intend to follow an alternative process whereby we expect to be able to repurchase our shares in a manner that should allow Swiss institutional investors selling the shares to us to receive a refund of the Swiss withholding tax and, therefore, accomplish the same purpose as share repurchases on the second trading line at substantially the same cost to us and such market participants as share repurchases on a second trading line.

In addition to this process, the company can repurchase shares for purposes other than capital reduction, such as to retain as treasury shares for use in connection with stock incentive plans, convertible debt or other instruments within certain periods. Such repurchases will generally not be subject to Swiss withholding tax but Swiss rules generally limit a company to hold no more than 10% of its shares as Treasury shares.

9. Will there be Swiss withholding tax on dividends, if Transocean elects to declare any?

While there is Swiss withholding tax on dividends paid from retained earnings, there is no withholding tax on distributions in relation to a reduction of par value and, beginning on January 1, 2011, pursuant to a recent amendment to Swiss tax law and subject to the adoption of implementing regulations and amendments to Swiss corporate law, there will be no withholding taxes on distributions paid out of qualifying additional paid-in capital.

After the Redomestication, the par value of our Swiss holding company’s shares will be Swiss Francs 30 per share (equivalent to approximately USD27 per share as of September 30, 2008). In addition, upon completion of the Redomestication, our qualifying additional paid-in-capital for Swiss statutory reporting purposes should equal the market capitalization of Transocean immediately prior to the closing of the Redomestication, less the aggregate par value of our shares. The combination of the high par value and high qualifying additional paid-in-capital should provide us with the flexibility to make substantial capital distributions without incurring withholding taxes if we elect to make capital distributions in the future.

Please note that qualifying additional paid-in-capital for Swiss statutory reporting purposes will not be the same as additional paid-in capital reflected on Transocean’s consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles.

10. How will the Redomestication affect your financial reporting?

Upon completion of the Redomestication, we will continue to prepare our financial statements in accordance with U.S. GAAP, report in U.S. dollars and file our annual reports, quarterly reports and other required documents with the U.S. Securities and Exchange Commission (the “SEC”).

As part of the Redomestication, we expect the par value of our shares to increase and our additional paid-in-capital (for U.S. GAAP purposes) to correspondingly decrease. However, we do not expect our total shareholders’ equity to change.

Upon completion of the Redomestication, the stand-alone statutory financial statements of our Swiss holding company will reflect a par value and qualifying additional paid-in capital for Swiss statutory reporting purposes, such that the combination of the two should approximate the market capitalization of the Cayman Islands company immediately prior to the completion of the Redomestication.

11. How will the Redomestication be implemented?

The Redomestication has been approved by the Transocean Board of Directors and will be put to a vote of our shareholders at a meeting convened with the leave of the Grand Court of the Cayman Islands. Following the shareholders’ meeting and a return hearing before the Grand Court of the Cayman Islands, and assuming we have obtained the necessary approvals, we plan to effect the Redomestication by merging our current parent company with a newly formed Cayman Islands subsidiary of Transocean Ltd, our new Swiss parent company, by way of schemes of arrangement under Cayman Islands law, with our current parent company as the surviving company. As a result of the schemes of arrangement, our current Cayman Islands parent company will become a direct, wholly-owned subsidiary of the new Swiss parent company, and shares of our current Cayman Islands parent will be exchanged for shares of the new Swiss parent.

Under Cayman Islands law, the Redomestication requires the affirmative vote of a majority in number of the holders of the ordinary shares present and voting on the proposal, representing 75% or more in value of the ordinary shares present and voting on the proposal, at a meeting of shareholders convened with the leave of the Grand Court of the Cayman Islands. The Redomestication also requires the approval of the Grand Court of the Cayman Islands at a hearing to be conducted after the shareholders meeting. We expect to file a proxy statement with the SEC in the near future which will describe the transaction and conditions in greater detail.

12. When will the Redomestication become effective?

We expect the Redomestication will become effective as soon as practicable following final approval by the Grand Court of the Cayman Islands, which could occur late in 2008 or early in 2009.

13. Will this impact the company’s ability to access the capital and bank markets in the future?

We do not expect the Redomestication to have any significant effect on our ability to access the capital markets. We expect to be able to access the capital and bank markets efficiently and on similar terms as we could today.

14. Will the Redomestication dilute my economic ownership interest in the company?

Your relative economic ownership interest in the company will not be diluted.

15. What will be the differences in the rights of shareholders?

The proxy statement for the shareholders meeting will summarize certain of the rights our shareholders will have under Swiss law and describe the differences between their current rights and these new rights. As a general matter, under Swiss law, more decisions are reserved to shareholders than under Cayman Islands law. For example, shareholders must approve the payment of dividends.

16. Will Transocean shareholders have to exchange their shares?

All of our ordinary shares are currently held in uncertificated book-entry form. If the Redomestication is completed, your shares of the Cayman Islands company will be exchanged for uncertificated book-entry shares of the Swiss company without further action on your part.

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Statements included in this Q&A regarding the timing and completion of the proposed transaction, the benefits and effects of the transaction and other statements that are not historical facts are forward-looking statements. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities or other third parties, the inability to realize expected benefits from the transaction, the occurrence of difficulties in connection with the transaction, any unanticipated costs in connection with the transaction, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the company's Form 10-K for the year ended December 31, 2007 and Form 10-Qs for the quarters ended March 31, 2008 and June 30, 2008 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Important Additional Information Regarding the Redomestication will be Filed with the SEC

In connection with the proposed Redomestication, Transocean will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REDOMESTICATION AND TRANSOCEAN. Investors and security holders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Transocean, 4 Greenway Plaza, Houston, Texas 77046, telephone 713-232-7694.

Transocean and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the Redomestication. Information about these persons is set forth in Transocean’s proxy statement relating to its 2008 Annual Meeting of Shareholders, as filed with the SEC on April 2, 2008. Shareholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of Transocean’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Redomestication, which will be filed with the SEC.